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                             SMITH INTERNATIONAL INC

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 APRIL 18, 2001
                                 DATE OF REPORT
                        (DATE OF EARLIEST EVENT REPORTED)



                            SMITH INTERNATIONAL, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



               DELAWARE                   1-8514                95-3822631
     (STATE OR OTHER JURISDICTION OF    (COMMISSION         (I.R.S. EMPLOYER
      INCORPORATION OR ORGANIZATION)    FILE NUMBER)       IDENTIFICATION NO.)


                      411 N. SAM HOUSTON PARKWAY, SUITE 600
                                 HOUSTON, TEXAS
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                                      77060
                                   (ZIP CODE)


                                 (281) 443-3370
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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ITEM 5:  OTHER EVENTS

          A copy of the press release announcing the Company's results for the three months ended March 31, 2001 is filed as Exhibit 99.1 and is hereby incorporated herein by reference.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial statements of businesses acquired

          Not applicable.

     (b)  Pro forma financial information

          Not applicable.

     (c)  Exhibits

          99.1  Press Release issued by the Registrant dated April 18, 2001.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   SMITH INTERNATIONAL, INC.


                                        /s/ NEAL S. SUTTON
                                        ---------------------------------------

                                   By:  Neal S. Sutton
                                        Senior Vice President - Administration,
                                        General Counsel and Secretary

Date:  April 18, 2001


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                                INDEX TO EXHIBITS

EXHIBIT      DESCRIPTION
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
 99.1        Press Release issued by the Registrant dated April 18, 2001.